EXHIBIT 10.13c

AMENDMENT NO. 2 TO FIFTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
THIS AMENDMENT NO. 2 to FIFTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of May 6, 2014, is entered into among AFC FUNDING CORPORATION, an Indiana corporation (the “Seller”), AUTOMOTIVE FINANCE CORPORATION, an Indiana corporation (the “Servicer”), FAIRWAY FINANCE COMPANY, LLC (a “Purchaser”), SARATOGA FUNDING CORP., LLC (a “Purchaser”), DEUTSCHE BANK AG, NEW YORK BRANCH, as a Purchaser and as Purchaser Agent for itself and for SARATOGA FUNDING CORP., LLC (a “Purchaser Agent”), BMO HARRIS BANK, N.A., as Purchaser and as Purchaser Agent for itself (a “Purchaser Agent”), FIFTH THIRD BANK, as Purchaser and as Purchaser Agent for itself (a “Purchaser Agent”) and BMO CAPITAL MARKETS CORP., as Purchaser Agent for Fairway Finance Company, LLC (a “Purchaser Agent”) and as the initial agent (the “Agent”).
R E C I T A L S
A.    The Seller, the Servicer, the Purchasers, the Purchaser Agents, and the Agent are parties to that certain Fifth Amended and Restated Receivables Purchase Agreement dated as of June 21, 2013 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Agreement”).
B.    The Seller, the Servicer, the Purchasers, the Purchaser Agents and the Agent desire to amend the Agreement as hereinafter set forth.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Certain Defined Terms. Capitalized terms which are used herein without definition and that are defined in the Agreement shall have the same meanings herein as in the Agreement.
2.    Amendment to Agreement. The Agreement is amended as follows:
2.1    The definitions of “KAR Credit Facility” and “KAR Financial Covenant” in Exhibit I to the Agreement are hereby amended in their entirety to read as follows:
““KAR Credit Facility” means that certain Amended and Restated Credit Agreement, dated as of March 11, 2014, by and among KAR Auction Services, Inc., as borrower, JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders and agents party thereto, as the same may be amended, supplemented, restated or otherwise modified from time to time.
“KAR Financial Covenant" means the financial covenant regarding KAR's maximum consolidated senior secured leverage ratio as set forth in Section 8.1 of the KAR Credit Facility. Such covenant (including all defined terms incorporated therein) will survive the termination of the KAR Credit Facility and can only be amended, modified, added or terminated from time to time with the prior written consent of the Majority Purchasers; provided, however, that as long as KAR's senior secured debt shall be rated at least "BBB- (stable)" by S&P and at least "Baa3 (stable)" by Moody's, the financial covenant will conform with the financial covenants required by KAR's Credit Facility or any replacement facility without the consent of the Majority Purchasers.”
3.    Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to the Agent and the Purchasers as follows:
(a)    Representations and Warranties. The representations and warranties of such Person contained in Exhibit III and Exhibit VII to the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).
(b)    Enforceability. The execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with its terms.
(c)    Termination Event. No Termination Event or Unmatured Termination Event has occurred and is continuing.
4.    Effectiveness. This Amendment shall become effective upon the receipt by the Agent of each of the counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto.
5.    Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement,” “this Agreement,” “hereof,” “herein” or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.
6.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
7.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Indiana without reference to conflict of laws principles.

8.    Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.
9.    Reaffirmation of Performance Guaranty. By signing below, KAR Auction Services, Inc. reaffirms its obligations under the Performance Guaranty after giving effect to this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.
AFC FUNDING CORPORATION, as Seller

By:	/s/ John C. Hammer
Name:	John C. Hammer
Title:	President

AUTOMOTIVE FINANCE CORPORATION,
as Servicer

By:	/s/ John C. Hammer
Name:	John C. Hammer
Title:	CEO & President

S-1	AFC Amendment No. 2 to Fifth A&R RPA

FAIRWAY FINANCE COMPANY, LLC, as a Purchaser

By:	/s/ Irina Khaimova
Name:	Irina Khaimova
Title:	Vice President

BMO CAPITAL MARKETS CORP., as Purchaser Agent for Fairway Finance Company, LLC and as Agent

By:	/s/ John Pappano
Name:	John Pappano
Title:	Managing Director

S-2	AFC Amendment No. 2 to Fifth A&R RPA

DEUTSCHE BANK AG, NEW YORK BRANCH, as Purchaser Agent for Saratoga Funding Corp., LLC

By:	/s/ Daniel Gerber
Name:	Daniel Gerber
Title:	Director

By:	/s/ Katherine Bologna
Name:	Katherine Bologna
Title:	Director

SARATOGA FUNDING CORP., LLC, as a Purchaser

By:	/s/ Irina Khaimova
Name:	Irina Khaimova
Title:	Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH, as Purchaser and Purchaser Agent for itself

By:	/s/ Daniel Gerber
Name:	Daniel Gerber
Title:	Director

By:	/s/ Katherine Bologna
Name:	Katherine Bologna
Title:	Director

S-3	AFC Amendment No. 2 to Fifth A&R RPA

BMO HARRIS BANK, N.A., as Purchaser and Purchaser Agent for itself

By:	/s/ Scott M. Ferris
Name:	Scott M. Ferris
Title:	Managing Director

FIFTH THIRD BANK, as Purchaser and as Purchaser Agent for itself

By:	/s/ Kevin Gusweiler
Name:	Kevin Gusweiler
Title:	Officer

Acknowledged and Agreed:

KAR AUCTION SERVICES, INC.,
as provider of the Performance Guaranty

By:	/s/ Eric M. Loughmiller
Name: Eric M. Loughmiller
Title: Executive V.P. & CFO

S-4	AFC Amendment No. 2 to Fifth A&R RPA